LIBERTY SMALL-CAP VALUE FUND

                             SUPPLEMENT TO PROSPECTUS DATED
                                    NOVEMBER 1, 2001


Effective June, 2002 Daniel K. Cantor and Jeffrey C. Kinzel no longer co-manage the Fund. Effective June, 2002 Stephen D. Barbaro will begin managing the Fund.

The section MANAGING THE FUND; PORTFOLIO MANAGER is revised in its entirety as follows:


STEPHEN D. BARBARO, CFA, a vice president of Colonial Management Associates, Inc. (Colonial), has managed the Fund since June, 2002. Mr. Barbaro has been employed by Fleet Investment Advisors Inc., an affiliate of Colonial, and its predecessors since 1976.


769-36/275K-0602                                                 June 25, 2002